Exhibit 10.2

Exhibit 10.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walker Boyd, as Group Finance Director of Signet (the “Company”) hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1)       the accompanying Annual Report on Form 20-F report for the period ending February 1st, 2003 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2003	By:	/s/ Walker Boyd
	Name:	Walker Boyd
	Title:	Group Finance Director

A signed original of this written statement required by Section 906 has been provided to Signet Group plc and will be retained by Signet Group plc and furnished to the Securities and Exchange Commission or its staff upon request.